UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2025

MORGAN STANLEY DIRECT LENDING FUND
(Exact name of registrant as specified in charter)

Delaware	814-01332	84-2009506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212)
761-4000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On March 28, 2025, Morgan Stanley Direct Lending Fund (the “Company”) entered into equity distribution agreements, each dated as of March 28, 2025 (the “Equity Distribution Agreements”), by and among the Company and MS Capital Partners Adviser Inc., the Company’s investment adviser (the “Adviser”), and each of Truist Securities, Inc., Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC, Raymond James & Associates, Inc. and Regions Securities LLC (collectively, the “Sales Agents”).
The Equity Distribution Agreements provide that the Company may from time to time issue and sell shares of its common stock, par value $0.001 per share, having an aggregate offering price of up to $300,000,000 (“Shares”), through the Sales Agents, or to them as principal for their own respective accounts. Any issuance and sale of Shares will be made pursuant to a prospectus supplement dated March 28, 2025 (the “Prospectus Supplement”) as may be supplemented from time to time, and the accompanying prospectus, dated November 26, 2024 (together with the Prospectus Supplement, including any documents incorporated or deemed to be incorporated by reference therein, the “Prospectus”), which constitute a part of the Company’s effective shelf registration statement on Form
N-2
(File
No. 333-283477)
that was filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2024 (the “Registration Statement”). Sales of Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on The New York Stock Exchange or a similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to prevailing market prices or negotiated prices.
The Sales Agents will receive a commission from the Company of up to 1.5% of the gross sales price of any Shares sold through such Sales Agent under the Equity Distribution Agreements. The offering price per share of Shares less commissions payable under the Equity Distribution Agreements and discounts, if any, will not be less than the net asset value per share of our common stock at the time of such sale, provided, that the Adviser may, but is not obligated to, from time to time, in its sole discretion, pay some or all of the commissions payable under the Equity Distribution Agreements or make additional supplemental payments to ensure that the sales price per share of any Shares sold in the offering will not be less than the Company’s then-current net asset value per share. Any such payments made by the Adviser will not be subject to reimbursement by the Company.
Although the Company has filed the Prospectus Supplement with the SEC, the Company has no obligation to sell any Shares under the Equity Distribution Agreements, and may at any time suspend the offering of Shares under the Equity Distribution Agreements. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Shares and determinations by the Company of its need for, and the appropriate sources of, additional capital.
The foregoing description is a summary of the material provisions of the Equity Distribution Agreements and does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Equity Distribution Agreements, filed as Exhibit 1.1 to this Current Report on
Form 8-K
and incorporated by reference herein.
A copy of the opinion of Dechert LLP relating to the legality of the issuance and sale of the Shares pursuant to the Prospectus is attached as Exhibit 5.1 hereto.
This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 28, 2025, the Company filed an amendment with the Delaware Secretary of State to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock of the Company from 101,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Certificate of Incorporation Amendment”). The Certificate of Incorporation Amendment became immediately effective upon filing.

The foregoing description of the Certificate of Incorporation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On March 28, 2025, the Company reconvened its special meeting of stockholders (the “Reconvened Special Meeting”), which was initially held on March 7, 2025 and adjourned to March 28, 2025. The issued and outstanding shares of stock of the Company entitled to vote at the Reconvened Special Meeting consisted of 88,499,688 shares of common stock outstanding on the record date, January 27, 2025.
The following matter was submitted at the Reconvened Special Meeting to stockholders for consideration:
To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 501,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Certificate of Incorporation Amendment Proposal”).
At the Reconvened Special Meeting, the Company’s stockholders approved the Certificate of Incorporation Amendment Proposal. The final voting results from the Reconvened Special Meeting were as follows:

Votes For	Votes Against	Abstain
36,239,861	8,552,758	1,457,748
Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

1.1*	Form of Equity Distribution Agreement.

3.1	Certificate of Amendment to Certificate of Incorporation of Morgan Stanley Direct Lending Fund.

5.1	Opinion of Dechert LLP, dated March 28, 2025.

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY DIRECT LENDING FUND

Date: March 28, 2025	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Chief Operating Officer and Secretary